Exhibit 99.1

© Rhythm Pharmaceuticals, Inc. All rights reserved. © Rhythm Pharmaceuticals, Inc. All rights reserved. January 2020 Rhythm Pharmaceuticals Targeting MC4R pathway and transforming the care of patients with rare genetic disorders of obesity

2 This presentation contains certain statements that are forward - looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties, including statements regarding Rhythm's expectations for 2020, anticipated timing for enrollment, our sufficiency of cash, design and completion of clinical trials, the timing for filing of an NDA, MAA and other similar filings, the release of results of clinical trials, and expectations regarding Rhythm’s financial position, strategy, prospects and plans. Statements using words such as "expect", "anticipate", "believe", "may", "will" and similar terms are also forward - looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, our ability to enroll patients in clinical trials, the outcome of clinical trials, the impact o f competition, the impact of management departures and transitions, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our expenses, and other risks as may be detailed from time to time in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other reports we file with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward - looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise. Forward Looking Statements

3 Meet Katy: Living with HET Obesity “It causes extreme unrelenting hunger and excessive eating. As a child…the fridge and food was controlled massively…but nobody could understand that I was desperately hungry and just wanted to stop that feeling.” Genetic Disorders of Obesity Impact Every Aspect of Daily Life INFANCY: “Normal” weight at birth, but begins to rapidly gain weight at 9 weeks 4 YEARS : Diagnosed with POMC Heterozygous Deficiency Obesity CHILDHOOD: Self - isolation and missed school days Asthmatic, increased pain and pressure on her knees make play and PE difficult ADOLESCENCE: Put on anti - depressants Numbness and agonizing back pain Abnormal pubertal development 23 YEARS ( CURRENT ): Sleep apnea; some cardiac issues; insulin resistance. Cracked and bleeding skin 23 YEARS , 450 POUNDS 11 YEARS , 231 POUNDS 3 YEARS

4 Rhythm’s Focus in 2020 is Expanding the Opportunity for Setmelanotide in Rare Genetic Disorders of Obesity 1 Secure FDA approval for POMC or LEPR deficiency obesities 4 Drive disease understanding through genetic sequencing and community building 2 Deliver on the potential of setmelanotide to patients with Bardet - Biedl and Alström syndromes and advance disease understanding ahead of pivotal Phase 3 data 3 Establish proof - of - concept in new indications currently in Phase 2 Basket Study

Setmelanotide has Potential to Address Multiple MC4R Pathway Disorders

Addresses MC4R pathway by replacing MSH stimulating hormone



Upstream
SRC1 deficiency
SRC1
SH2B1 deficiency
SH2B1
Bardet-Biedl syndrome
BBSx
POMC deficiency
PCSK1
POMC
High-impact heterozygous and epigenetic dysfunction
LEPR deficiency
LEPR
Alström syndrome
ALMS1
Smith-Magenis syndrome
RAI1
Setmelanotide
MSH
MC4R
Activation
MC4R expressing neuron
Appetite
Energy expenditure
Weight
Genetic targets in Phase 3
Genetic targets added to Phase 2 Basket study Sept, 2019
Other potentially relevant gene targets

5

Rhythm PHARMACEUTICALS

MC4R Pathway Disorders: Genetic or Syndromic Diagnosis

Genetically-identified



Patients diagnosed after genetic screening

POMC
deficiency obesity
~100-500
U.S. patients*

LEPR
deficiency obesity
~500-2,000
U.S. patients*

HETs
POMC and LEPR
heterozygous obesity
~20,000
U.S. patients*

SRC1
deficiency obesity
~23,000
U.S. patients*

SH2B1
deficiency obesity
~24,000
U.S. patients*

MC4R
deficiency obesity**
~10,000
U.S. patients*

Clinically-identifiable, syndromic



Patients often known to the medical system

Bardet-Biedl
syndrome
~2,500
U.S. patients*

Alström
syndrome
~500
U.S. patients*

Smith-Magenis
syndrome
~2,400
U.S. patients*

Pivotal Indications

Phase 2 indications

*Based on company estimates; Images are for illustrative purposes only and not intended to imply or suggest actual prevalence estimates or patient identification yields.
** Estimated prevalence of U.S. patients with addressable variants of the MC4R.

6

Rhythm PHARMACEUTICALS

7 POMC and LEPR Deficiency Obesities Secure FDA approval for POMC or LEPR deficiency obesities

Setmelanotide Met all Primary and Key Secondary Endpoints in Phase 3 Trials for POMC and LEPR

Demonstrated statistically significant and clinically meaningful reductions of weight and hunger

POMC Phase 3 Topline*			
80% p<0.0001	**-25.4%** p<0.0001	**-27.8%** p=0.0005	**31.9kg** **70.2lbs**
>10% weight loss	mean weight reduction	mean hunger score reduction	mean weight loss in 1 year

LEPR Phase 3 Topline*			
45.5% p<0.0001	**-12.5%** p<0.0001	**-41.9%** p<0.0001	**16.7kg** **36.8lbs**
>10% weight loss	mean weight reduction	mean hunger score reduction	mean weight loss in 1 year

Substantial, consistent **increases in weight and hunger during placebo withdrawal period**

18 of 19 eligible participants **continuing on setmelanotide** in the extension study

NDA submission expected by the end of **1Q 2020**

MAA submission expected in **2Q 2020**

*Data announced by Rhythm in August 2019 and presented at The Obesity Society annual meeting during ObesityWeek in November 2019.

8

Rhythm PHARMACEUTICALS

9 Bardet - Biedl & Alström Syndromes Deliver on the potential of setmelanotide to patients with Bardet - Biedl and Alström syndromes and advance disease understanding ahead of pivotal Phase 3 data

Strong Phase 2 Data in BBS Shows Substantial Weight Loss and Hunger Control at ~Two Years, Supporting Advancement into Phase 3

Gene	Treatment, weeks	Weight Change from Baseline	Hunger Score Change from Baseline
BBS1	123	**-36.7%**	-33%
BBS2	119	**-15%**	-71%
BBS10	121	**-28%**	-100%*
BBS12	108	**-25%**	67%
BBS5	83	**-10.8%**	-38%
BBS4	73	**-17.9%**	-14%**

Data announced by Rhythm in September 2019.

- Six of nine patients responded - all maintain weight loss at ~two years
- Mean percent weight reduction of responders = **22.2%** after ~two years on therapy
- Three patients discontinued treatment†
- Seven of nine patients enrolled in long-term extension study

*Pt. has cognitive impairment, so Food Problem Diary (FPD) score maintained by caregiver; **Pt. did not have baseline hunger measure. The first score was a 7, which was not recorded until after the patient had received treatment. Current score is a 6.; † Patient 5 (pediatric patient with BBS1 variant and type 1 diabetes) experienced 53.3% reduction in hunger and reduction in hemoglobin A1c (10.1% to 7.6%) before withdrawing. Patient subsequently entered long-term extension study; Two patients (one non-genetically confirmed) withdrew due to lack of weight loss.

10

Rhythm PHARMACEUTICALS

11 Bardet Biedl & Alström Syndromes Phase 3 Trial: Enrollment in Pivotal Cohort Complete Setmelanotide 3 mg Placebo Double - blind treatment period 14 weeks Long - term e xtension Screening and 1:1 randomization Setmelanotide 3 mg Open - label treatment Primary Endpoint : Proportion of patients (>12 years of age) who have at least a 10% reduction in body weight. Pivotal cohort: • 32 BBS patients • 6 Alström syndrome patients Enrolling patients in supplemental cohort Week 0 Week 14 Week 52

12 Ongoing relationships with patient advocacy groups to drive awareness, disease understanding and build support for regulatory pathway • Bardet - Biedl Syndrome Foundation • BBS Family Foundation • BBS UK • Alström Syndrome UK • Alström Syndrome International (ASI) Existing patient cohorts allow for better understanding of the clinical course of the disease • CRIBBS registry includes 550 patients as of December 2019 • ASI maintains country - level patient records • Large cohorts of BBS patients known in France, UK, Germany and more Partnering with the Patient Community to Build Awareness and Disease Understanding CMO Murray Stewart at the 2019 9 th Alström Syndrome International Family Conference and Scientific Symposium

13 Engaging with Physicians to Advance Disease Understanding for BBS and Alström Syndrome *Assessment of numbers of patients relies on HCP recall, which may result in over or under reporting Rhythm field medical teams have engaged with more than 275 physicians in the U.S. and EU who are involved in the diagnosis and management of BBS and Alström syndrome. Identified patients in the United States who are being treated for BBS or Alström syndrome 500 – 870 * Identified patients in Europe who are being treated for BBS or Alström syndrome 1,200 – 1,725 * Rhythm GOLD Academy : 20 faculty members have trained more than 750 providers on rare genetic disorders of obesity facilitating management of severe obesity and hunger.

14 Rhythm Engine & Basket Study Establish proof - of - concept in new indications

15 Rhythm Engine is the Foundation of Future Growth through Patient Finding and Clinical Development TRACING THE EFFECT OF THE MC4R PATHWAY IN OBESITY UNCOVERING RARE OBESITY Sponsored genetic testing program Biobanks 101 - gene panel Phase 2 Basket Study Six indications

16 Rhythm is initially studying 10 rare genetic disorders of obesity, estimated to affect upwards of 85,000 people in the United States Approximately 5.7M People in the U.S. Have Severe, Early - onset Obesity Rhythm has sequenced 13,567 ** individuals with severe obesity * These calculations assume a U.S. population of 327 million, of which 1.7% have early - onset, severe obesity (Hales et al in Jama – April 2018: Trends in Obesity and Severe Obesity Prevalence in US Youth and Adults by Sex and Age, 2007 - 2008 to 2015 - 2016); ** As of June 2019; sequencing efforts are ongoing. people in the United States with early - onset, severe obesity* ~5.7M 1,584 or 11.7% of these individuals have rare variants making them potentially eligible for Rhythm’s Phase 2 Basket Study Rhythm is focused on patients who have rare genetic variants in the MC4R pathway

17 Rhythm’s Approach Enables Deep Understanding of Rare Genetic Disorders of Obesity and Optimizes Registration/Commercial Strategy Rhythm’s Sequencing Database Optimized strategy for clinical development, registration and commercialization Translational research informs classification of genetic variants and interpretation of clinical data Phase 2 Basket Study Facilitates understanding of phenotype - genotype relationship and setmelanotide responsiveness U.S. Prevalence Estimate Conservative projection of individuals whose obesity is likely due to genetic variants in the MC4R pathway

18 Sequencing Yield for Genetically - identified Indications Points to Significant Opportunity Individuals with severe obesity sequenced 13,567 * MC4R n = 269; 2.0% SH2B1 n = 245; 1.8% SRC1 n = 335; 2.5% Yield for genetically - identified indications ** : High - impact HETs n = 97; 0.7% * As of June 30, 2019; sequencing efforts are ongoing. **Basket yield includes 683 individuals with other variants; some patients have more than one variant. Syndromic indications, which are diagnosed based on clinical presentation, not included here POMC or LEPR n = 29; 0.2%

19 Translating Rhythm Sequencing Data to U.S. Prevalence Estimates * PolyPhen : Adzhubei IA, et al. Nat Methods 7(4):248 - 249 (2010); SIFT : Vaser R, et al. Nat Protocol 4:1073 - 1081 (2009); Mutation Taster : Schwarz J.M., et al. Nat. Methods 11(4):361 - 362 (2014) Functional and computational filters Most stringent criteria for variant classification to establish baseline estimates of US prevalence Rhythm database: Obese individuals with a variant Rare variant 1 computational algorithms * 3 High - impact loss - of - function variant (literature or internal experimental data) OR 2 Variant classification filters Prevalence estimate: Obese individuals with a likely causative rare variant

20 Stratifying Patients Based on Loss of Function (LOF) Variant – HET Example * Calculated based on the following assumptions: US pop 327 million; 1.7% has early onset, severe obesity; High impact HET al lel e frequency based on Rhythm genetic sequencing (Feb 2019) U.S. prevalence approximately 1 million for individuals with heterozygous POMC or LEPR variants, and >20,000 high - impact LOF patients in U.S. * graph not drawn to scale • Patients present with severe, early - onset obesity and hyperphagia • Basket Study cohorts stratified by impact of variant on pathway function • High - impact LOF variants expected to be most responsive to setmelanotide • Other cohorts will clarify potential setmelanotide treatable populations • Data update expected in 2020

21 • Improve understanding of interplay of genetic variation and MC4R pathway function • Aim for seamless integration with sequencing efforts • Rapid proof - of - concept in new indications • Delivers pivotal indications into phase 3 trials Basket Study Key to Proof of Concept, Advancing Indications to Phase 3 Images are for illustrative purposes only and not intended to imply or suggest actual prevalence estimates or patient identif ica tion yields. Enrolling Multiple Cohorts in Each Indication High impact LOF Likely benign Uncertain LOF Cohort stratification

Phase 2 Basket Study Indications Have Significant Patient Populations



~2,400*	~10,000*	>20,000*	>23,000*	>24,000*
Smith-Magenis syndrome	MC4R deficiency obesity	POMC and LEPR heterozygous deficiency obesities	SRC1 deficiency obesity	SH2B1 deficiency obesity

Total potential patient population approximately 80,000

* Company estimates calculated based on the following assumptions: US pop 327 million; 1.7% has early onset, severe obesity (Hales et al in JAMA – April 2018: Trends in Obesity and Severe Obesity Prevalence in US Youth and Adults by Sex and Age, 2007-2008 to 2015-2016); Allele frequency based on Rhythm genetic sequencing (June 2019)

22

Rhythm PHARMACEUTICALS

23 Setmelanotide has been evaluated in more than 400 patients with obesity, with individual patient treatment duration now exceeding four years Setmelanotide has been generally well - tolerated Most AEs are mild: • Mild injection site reactions • Darkening of skin (tanning) and skin lesions, mediated by the closely related MC1 receptor (the natural “tanning” receptor) • Nausea/vomiting: mild and early in treatment Discontinuations are rare; no increase in CV parameters • In POMC and LEPR pivotal trials, setmelanotide was not associated with significant changes to blood pressure or heart rate Setmelanotide Generally Well - tolerated Across Development Program Patient experience with setmelanotide* * Estimates as of November 2019, inclusive of patients likely randomized to treatment in certain double - blinded clinical studies. Duration on therapy # of patients < 1 year > 420 > 1 year 42 > 2 years 16 > 3 years 3 > 4 years 2

Setmelanotide Once-weekly Subcutaneous Injection in Development

Update expected in 2020 on clinical development

- Setmelanotide delivered through gel-like depot with slow diffusion
  - Mean pharmacokinetic half-life of 123 hours
  - Formulation intended to be more patient-friendly
- Currently being evaluated in more than 70 healthy obese volunteers
  - Trial includes daily cohort receiving doses higher than those used in Phase 3 pivotal trials
  - Designed to evaluate pharmacokinetics, pharmacodynamics, safety after three months on investigational drug
- Partnership with Camurus AB leveraging FluidCrystal® technology


1.
2.
3.


Mean Setmelanotide Concentration (ng/mL) in Plasma
Nominal Time (hr) After Dosing
Setmelanotide 10 mg Week 4
Setmelanotide 10 mg Week 1
0
2
4
6
8
10
12
0
12
24
36
48
60
72
84
96
108
120
132
144
156
168

24

Rhythm PHARMACEUTICALS

25 RM - 853: Potent, Orally Available GOAT Inhibitor for Prader - Willi Syndrome (PWS) • Ghrelin O - Acyltransferase (GOAT) is key enzyme involved in producing active ghrelin • Blocking GOAT results in: o L ower levels of active ghrelin, and o Increased levels of des - acyl - ghrelin ( DAG ), a ghrelin precursor believed to have independent beneficial effects • In preclinical studies with high fat - fed mice, RM - 853 prevented body weight gain and reduced fat mass, with favorable PK, PD and safety profile • Development plan complements and expands ongoing efforts: o RM - 853 IND filing expected in 2020 o Plan to explore potential of setmelanotide and RM - 853 combination in PWS Ghrelin is tightly correlated with hunger signals throughout the day People with PWS have higher ghrelin levels IND filing for RM - 853 expected in 2020

26 x Announced positive topline data from POMC and LEPR pivotal Phase 3 trials: met all primary and key secondary endpoints x Announced positive updated data from Phase 2 Basket Study in BBS and Alström syndrome x Completed pivotal enrollment in BBS and Alström syndrome Phase 3 study x Announced promising data in HET obesity and strategy for further development x Expanded Phase 2 Basket Study into four additional MC4R pathway disorders x Announced yield of 11.7% from genetic sequencing of 13,567 individuals with severe obesity x Launched Uncovering Rare Obesity to increase access to genetic testing x Established GOLD Academy to support patient identification and community building efforts x Completed follow - on offering, extending expected cash runway through at least the end of 2021 Rhythm Achieved Key Milestones in 2019

27 Rhythm Expects Transformational Progress in 2020 1 First potential approval for setmelanotide in POMC or LEPR deficiency obesities 1Q: NDA submission 2Q: MAA submission 2 Bardet - Biedl and Alström syndromes Phase 3 4Q or 1Q21 : Topline data from Phase 3 trial 3 New indications 2020: Proof - of - concept data in HET patients and one or more additional rare genetic disorders of obesity 2020: Clinical development update for once - weekly formulation 2020: Filing of investigational new drug application for RM - 853 for Prader - Willi Syndrome

U.S. Prevalence Estimates Suggest >85,000 Patients with MC4R Pathway-driven Rare Genetic Disorders of Obesity

Pivotal Indications = > 5,000

POMC deficiency obesity
LEPR deficiency obesity
Bardet-Biedl syndrome
Alström syndrome

HETs: > 20,000*

POMC and LEPR heterozygous deficiency obesities

New indications > 60,000

SRC1 deficiency obesity
SH2B1 deficiency obesity
Smith-Magenis syndrome
MC4R deficiency obesity



* Company estimates calculated based on the following assumptions: US pop 327 million; 1.7% has early onset, severe obesity (Hales et al in JAMA – April 2018: Trends in Obesity and Severe Obesity Prevalence in US Youth and Adults by Sex and Age, 2007-2008 to 2015-2016); Allele frequency based on Rhythm genetic sequencing (June 2019); Company also estimates that EU prevalence is similar for each indication.

28

Rhythm PHARMACEUTICALS

29 Cash Expected to be Sufficient to Fund Operations Through at Least End of 2021 Raised $ 161.3 M in estimated net proceeds in October 2019 follow - on offering of 9.3 million shares of common stock SHARES OUTSTANDING as of 9/30/2019 34,578,564 (basic share count) CASH, CASH EQUIVALENTS AND SHORT - TERM INVESTMENTS as of 9/30/2019 $ 162.4 million

30 Living with the Insatiable Hunger and Obesity that Characterize BBS “As our daughter Lucy grows older, the weight obstacle of BBS looms more ominously before us, hindering much of what we do. Lucy measures most of her activities and much of her happiness around when her next meal is, what food is available where, and it is an overwhelming task to help her take control. Weight affects so much in her life and we are working so hard to fight to give her a more fulfilling life without the confines that obesity presents.” - Shawni , mother to Lucy, a child living with BBS

31 Appendix

32 Keith M. Gottesdiener, MD Chief Executive Officer Hunter Smith Chief Financial Officer Nithya Desikan Chief Commercial Officer Murray Stewart, MD Chief Medical Officer Simon D. Kelner Chief Human Resources Officer 10 - plus marketed products and NDAs 200 - plus INDs Financial leadership for Otezla ® ; 20 - plus years in finance, M&A, capital markets 15 - plus marketed products and NDAs 7 commercial launches 20 - plus marketed products and NDAs 10 - plus INDs 25 - plus years global HR leadership experience in biopharma Strong Leadership Team with Broad Biopharma Experience

33 Setmelanotide: Investigational MC4R agonist FDA Breakthrough Therapy Designation ▪ POMC deficiency obesity ▪ LEPR deficiency obesity ▪ Bardet - Biedl syndrome ▪ Alström syndrome FDA Orphan Drug Designation ▪ POMC deficiency obesity ▪ LEPR deficiency obesity ▪ Bardet - Biedl syndrome Setmelanotide POMC, pro - opiomelanocortin; LEPR, leptin receptor EMA PRIME Designation ▪ For treatment of obesity and control of hunger associated with deficiency disorders of the MC4R pathway Eight - amino - acid cyclic peptide Retains specificity, functionality of naturally occurring hormone that activates MC4R Daily subcutaneous injection; once - weekly formulation in development Composition of matter patents in all major markets Highly competitive cost of goods

Rhythm Pipeline Focused on MC4R Pathway Disorders

	MC4R Pathway Disorder	Early-stage development	Phase 2	Phase 3	Registration
Setmelanotide *Pivotal Studies*	POMC deficiency obesity				
	LEPR deficiency obesity				
	Bardet-Biedl syndrome				
	Alström syndrome				
Setmelanotide *Basket Study*	POMC and LEPR heterozygous deficiency obesities				
	SRC1 deficiency obesity				
	SH2B1 deficiency obesity				
	MC4R deficiency obesity				
	Smith-Magenis syndrome obesity				
	Additional disorders*				
RM-853	Prader-Willi syndrome**				

** Rhythm is currently assessing setmelanotide in additional disorders, including POMC epigenetic disorders and LEP and CPE deficiency obesity, as part of investigator-initiated protocols within the basket study. Given the recent discovery of these rare disorders of the MC4R pathway, there is currently limited or no genetic sequencing or epidemiology data that defines prevalence. However, Rhythm believes that these are rare disorders which may be setmelanotide-responsive.*

*** Rhythm is currently assessing opportunities to further evaluate setmelanotide in PWS and plans to pursue these in parallel with the development of RM-853.*

34

BBS and Alström Syndrome Pivotal Trial Statistical Approach

Primary endpoint	Three key secondary endpoints (after ~52 weeks of treatment)		
Proportion of patients (≥12 years old) who achieve ≥10% reduction in body weight after ~52 weeks of treatment	Proportion of patients (≥12 years old) who achieve a ≥25% improvement in daily hunger score	Body weight percent change from baseline in patients ≥ 12 years old	Daily hunger score percent change from baseline in patients ≥ 12 years old
• Primary: Based on an exact binomial test, at a 1-sided 0.05 significance level; A 2-sided 90% CI will be calculated using the exact Clopper-Pearson method. The statistical criterion corresponds to the 2-sided 90% CI for setmelanotide of the response rate excluding 10% (i.e., lower bound of the CI >0.10)		• Based on a one-sample t-test with assumed mean percent change from baseline of zero, at a 1-sided 0.05 significance level. • As in the POMC/LEPR pivotal trials, these percent change analyses to be conducted on pivotal patients who achieve at least 5 kg (or 5% if <100 kg) weight loss after 14 weeks of active setmelanotide treatment	

- Historical control response rate of 10% responders is used as a comparator for primary endpoint and responder key secondary endpoint, in the Full Analysis Set
- All prespecified primary and key secondary analyses are performed on the pooled BBS and Alström syndrome pivotal patient population
- Power Statement: A sample size of 7 patients provides ~95% power at 1-sided alpha of 0.05 and ~91% power at 1-sided alpha of 0.025, to yield a statistically significant difference, assuming the Phase 2 Basket Study 66% response for weight loss
- Although these data suggest that powering the study for the primary endpoint will require a minimal number of patients (N<10), the size of the trial is also a function of the rarity of BBS and Alström syndrome and a desire to better understand the effect of setmelanotide in these patient populations. Hence, at least 20 BBS and at least 6 Alström syndrome patients were planned to be enrolled in the study (N=38 were actually enrolled in the pivotal cohort)
- Rhythm proposed Statistical Analysis Plan; not all elements reviewed by FDA

35
Rhythm PHARMACEUTICALS

POMC and LEPR Phase 3 Trials Achieve Statistically Significant and Clinically Meaningful Results in Reductions of Weight and Hunger

POMC Phase 3 Results

Endpoint	Result
Proportion of Participants Achieving at Least 10% Change in Body Weight	80% p<0.0001
Mean Percent Change from Baseline in Body Weight*	-25.4 % p<0.0001
Mean Percent Change from Baseline in Most Hunger Rating *†	-27.8% p=0.0005
Proportion of Participants with 25% Reduction in Hunger†	50% p=0.0004
Participants Aged ≥19 years Mean Percent Change from Baseline in BMI (n=4)	-22.33% p=0.056
Participants Aged <19 years Mean Percent Change from Baseline in BMI z-score (n=6)	-49.18% p=0.007

LEPR Phase 3 Results

Endpoint	Result
Proportion of Participants Achieving at Least 10% Change in Body Weight	45.5% p=0.0001
Mean Percent Change from Baseline in Body Weight*	-12.5% p<0.0001
Mean Percent Change from Baseline in Most Hunger Rating *†	-41.9% p<0.0001
Proportion of Participants with 25% Reduction in Hunger†	72.7% p<0.0001
Participants Aged ≥19 years Mean Percent Change from Baseline in BMI (n=8)	-10.59% p=0.01
Participants Aged <19 years Mean Percent Change from Baseline in BMI z-score (n=3)	-13.35% p=0.12

These data were presented as part of the Company's topline data disclosure on Aug. 7, 2019, and as late-breaking presentations during ObesityWeek 2019.

*, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <100 kg) after open label period 1;

†, score is based on 0-10 Likert scale from question, "In the last 24 hours, how hungry did you feel when you were the most hungry?" for participants at least 12 years of age

Data were presented during late-breaking research forum at the 37th Annual Meeting of The Obesity Society at ObesityWeek® 2019.

36

Rhythm PHARMACEUTICALS

37 ▪ 8 of the 10 POMC participants achieved the primary endpoint threshold of 10% weight loss vs. baseline ▪ These individuals achieved between 25.8% – 35.6% weight loss ▪ Of the participants who did not meet the primary endpoint: ▪ One participant had confounding comorbidities making their response difficult to assess ▪ One participant had a genetic variant that we later learned may not be a loss of function variant in POMC Taking a Closer Look at POMC These data were presented as part of the Company’s topline data disclosure on Aug. 7, 2019.

38 POMC Phase 3 Trial – Change in Weight and Hunger Over 1 Year with Substantial Weight Gain and Hunger Increase During Placebo Withdrawal 0 - 10 - 30 - 40 BL V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 - 20 0 10 20 30 40 50 60 10 9 8 7 6 5 4 3 2 1 0 Daily Hunger Score (Most in 24 hours) During Placebo Period: Change in weight (kg) Mean +5.5 Range 1.5 - 10.5 Change in hunger score Mean +2.2 Range 2.0 to 9.86 Change in Weight* Change in Hunger Score* † Open Label Period 1 Open Label Period 2 Placebo Open Label Period 1 Open Label Period 2 Placebo BL, baseline; V, nominal visit; N, number; error bars are confidence intervals (90%) *, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <1 00 kg) after open label period 1; †, score is based on 0 - 10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hung ry?” for participants at least 12 years of age ** This was the final nominal visit for all participants, except for one Final Visit Final Visit Change in Weight (kg) These data were presented as part of the Company’s topline data disclosure on Aug. 7, 2019.

39 ▪ 5 of the 11 LEPR participants achieved the primary endpoint threshold of 10% weight loss vs. baseline ▪ These individuals achieved between 15.2% - 23.3% weight loss ▪ Of the participants who did not meet the primary endpoint: ▪ Three participants showed initial meaningful responses but after the placebo period appeared to lose response to setmelanotide: ▪ One of these participants missed primary endpoint by achieving a 9.8% weight loss ▪ Data for all three participants suggest incorrect dosing ▪ All three participants experienced substantial weight gain when they came off drug after study completion and plan to enroll in extension ▪ One participant discontinued treatment early in the study due to an AE ▪ Two participants had confounding comorbidities making their response difficult to assess Taking a Closer Look at LEPR These data were presented as part of the Company’s topline data disclosure on Aug. 7, 2019.

40 Change in Weight (kg) 0 Final Visit V12 V11 V10 V9 V8 V7 V6 V5 V4 V3 V2 BL - 5 - 15 - 10 - 20 - 25 Week 0 Week 10 Week 20 Week 30 Week 50 Week 60 0 - 2 - 4 - 6 Daily Hunger Score - (Most in 24 hours) Week 40 LEPR Phase 3 Trial – Change in Weight and Hunger Over 1 Year with Substantial Weight Gain and Hunger Increase During Placebo Withdrawal Change in Weight* Change in Hunger Score *† During Placebo Period: Change in weight (kg) Mean +4.9 Range 2.9 - 9.3 Change in hunger score Mean +3.1 Range 4.0 to 10.0 Open Label Period 1 Open Label Period 2 Placebo Open Label Period 1 Open Label Period 2 Placebo Final Visit BL, baseline; V, nominal visit; N, number; error bars are confidence intervals (90%) *, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <1 00 kg) after open label period 1; †, score is based on 0 - 10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hung ry?” for participants at least 12 years of age These data were presented as part of the Company’s topline data disclosure on Aug. 7, 2019.

41 POMC and LEPR Participant Demographics – Phase 3 Trials POMC Deficiency Obesity Age at Trial Enrollment (years) Mean (range) 18.4 (11 - 30) <12 years old (n) 2 Gender, M,F 5, 5 Weight (kg) Mean 118.7 Range 55.9 - 186.7 BMI (kg/m 2 ) Mean 40.4 Range 26.6 - 53.3 Most Hunger (≥12 years old) Most hunger in 24 hours 8.0 Range 7.0 - 9.0 LEPR Deficiency Obesity Age at Trial Enrollment (years) Mean (range) 23.4 (12 - 37) <12 years old (n) 0 Gender, M,F 3, 8 Weight (kg) Mean 133.3 Range 89.4 - 170.4 BMI (kg/m 2 ) Mean 48.2 Range 35.8 - 64.6 Most Hunger (≥12 years old) Most hunger in 24 hours 7.1 Range 5.0 - 8.0

42 Updated Phase 2 Data in Alström Syndrome * Age at enroll ment/ Sex Baseline Weight (kg) Treatment, weeks % Weight Change from Baseline % Hunger Score Change from Baseline † 12/M 78.6 95 - 20% - 25% 15/F 70.7 84 1% - 38% 16/F 91.6 68 - 6% 0% • Patient 1 has reached healthy body weight • Patient 3 maintaining weight and reduced hunger – HbA1c decreased by 3% from 11% to 8% • All 3 continuing patients plan to enter long - term extension trial *As previously disclosed, patient 2 (data not shown) discontinued at ~14 weeks; Updated data announced by Rhythm in September 2019.

Phase 2 Data in HET Patients Based on LOF Variant

All high-impact LOF patients appear setmelanotide-responsive; other subgroups have more variable responses

	Total treatment duration[2] (weeks)	Baseline Weight (kg/(lbs))	Weight Loss (kg/(lbs))	Weight loss	Change in Hunger Score (10 pt scale)	Hunger score reduction
High-Impact LOF Group	37	204 (451)	18.4 (40.5)	9.0%	-9	90.0%
	29	129 (284)	22.3 (49.0)	17.3%	-5	71.4%
	4	187 (412)	7.1 (15.6)	3.8%	-4	40.0%
Other Subgroups	74	150 (330)	12.1 (26.6)	8.0%	-7	78.0%
	66	147 (323)	7.5 (16.5)	5.1%	-1	20.0%
	20	118 (259)	15.0 (33.0)	12.8%	-6	75.0%
	16	106 (232)	7.2 (15.8)	6.9%	-7	70.0%
	7	150 (330)	4.6 (10.1)	3.0%	NA	NA

High-Impact LOF Group:

- All patients ongoing; fourth patient, still very early in dose titration, showing promising weight loss and hunger score decreases.

Other Subgroups:

- Five patients ongoing[1]
- Four patients discontinued treatment:
  - One patient due to lack of efficacy at 14 weeks[3]. Three patients with ≤ 4 weeks of total therapy, so efficacy not able to be assessed: two patients due to AE (tanning, muscle cramps)[3] and one patient withdrawn by site for patient non-compliance.

[1]Two of these patients were reported in June 2018. [2]Total treatment duration including any titration period, which can last 6-12 weeks. [3]These three patients were reported in June 2018. AE = adverse event

43

These data were presented in March 2019.

Rhythm PHARMACEUTICALS

44 New MC4R Pathway Indications Based on Supported Scientific Rationale DOWNSTREAM ACTIVATION MC4R - EXPRESSING NEURON Appetite Weight Energy expenditure POMC NEURON UPSTREAM LEPR Leptin Satiety Signals (Leptin) MSH MC4R POMC SRC1 SH2B1 RAI1 PCSK1

45 SRC1 is a Transcriptional Coactivator that Drives POMC Expression Pathway Relevance: Drives POMC Expression • Transcriptional coactivator activated downstream of LEPR • Found in POMC neurons Autosomal Dominant • Obesity arises due to heterozygous gene variants Clinical Presentation • Early onset obesity and hyperphagia • Hyperleptinemia Citations • Yang et al 2019, Nat Comm. 10, Article 1718 POMC NEURON Satiety Signals (Leptin) MSH MC4R POMC LEPR Leptin + SRC1 PCSK1

46 SH2B1 is an Adapter Protein that Regulates LEPR Activity POMC NEURON Satiety Signals (Leptin) MSH MC4R POMC LEPR Leptin + PCSK1 Pathway Relevance: Regulates LEPR activity • Adapter protein • Found in POMC neurons Autosomal Dominant • Obesity arises due to heterozygous gene variants or chromosomal deletions Clinical Presentation • Early onset obesity and hyperphagia • Hyperinsulinemia Citations • Doche et al 2011, JCI, 122; 4732 • Ockukova et al 2010, Nature, 463; 666 SH2B1

MC4R: Receptor for POMC Ligand MSH


MC4R-EXPRESSING NEURON
MC4R
ACTIVATION
↓ Appetite
↓ Weight
↑ Energy expenditure

Pathway Relevance: Receptor for POMC ligands
- Required for satiety effects of α/β-MSH

Autosomal Dominant
- Obesity arises due to heterozygous gene variants

Clinical Presentation
- Early onset obesity and hyperphagia

Setmelanotide
- Pharmacological target for setmelanotide
- Rhythm conducted small, 4-week PhIb study in MC4R deficiency obesity
- Rhythm biochemical studies indicate that setmelanotide can address specific MC4R variants
- Current indication is focused on addressable MC4R variant carriers

Citations
- Farooqi et al 2003, NEJM, 348; 1085
- Collett et al 2017, Molecular Metabolism, 6; 1321



47
Rhythm PHARMACEUTICALS

Smith-Magenis Syndrome: RAI1 Affects POMC Expression


POMC NEURON
Leptin
LEPR
RAI1
Satiety Signals (Leptin)
MC4R
MSH
POMC
PCSK1

Pathway Relevance: Decreased Pathway Function Upstream of MC4R

- Causal gene is RAI1
- Transcription factor for a number of pathway genes

Autosomal Dominant

- Gene variants and chromosomal deletions

Clinical Presentation

- Adolescent obesity and hyperphagia
- Sleep disturbance, cognitive impairment, craniofacial anomalies, low energy expenditure

Citations

- Edelman et al 2007, Clin Genet; 71: 540–550
- Burns et al 2010, Hum. Mol. Gen; 19; 4026



48

Rhythm PHARMACEUTICALS

49 POMC and LEPR Deficiency Obesities Characterized by Early - onset Obesity, Unrelenting Hunger Hyperphagia Early - onset, severe obesity Hypoglycemia Light, pale skin Hypocortisolism and ACTH deficiency POMC Deficiency Obesity Results from loss - of - function homozygous or biallelic variants in the POMC gene LEPR Deficiency Obesity Results from loss - of - function homozygous or biallelic variants in the LEPR gene U.S. prevalence estimated to be 100 to 500 patients U.S. prevalence estimated to be 500 to 2,000 patients Hyperphagia Early - onset, severe obesity Frequent infections Developmental delays Hyperinsulinemia No approved therapies

Bardet-Biedl and Alström Syndromes Associated with Severe Obesity and Hunger

Bardet-Biedl syndrome[1]

Rare ciliopathy disorder resulting from genetic variants within **BBS family of genes**

U.S. prevalence estimated to be

2,500

patients



Hyperphagia
Progressive vision impairment/loss
Early-onset, severe obesity
Polydactyly (extra finger or toe)
Renal disease
Hyperphagia
Progressively worsening vision and hearing
Cardiomyopathy
Early-onset, severe obesity
Type 2 diabetes
Endocrine abnormalities

Alström syndrome[2,3]

Rare ciliopathy disorder associated with **ALMS1 mutation**

U.S. prevalence estimated to be

500

patients

References: 1. Forsythe E, Beales PL. Bardet-Biedl Syndrome. 2003 Jul 14 [Updated 2015 Apr 23]. In: Adam MP et al, eds. GeneReviews® [Internet]. Seattle (WA): University of Washington, Seattle; 1993-2018. https://www.ncbi.nlm.nih.gov/books/NBK1363/. **2.** Marshall JD et al. *Curr Genomics.* 2011;12(3):225-235. **3.** Marshall JD et al. Alström Syndrome. 2003 Feb 7 [Updated 2012 May 31]. In: Adam MP et al, eds. GeneReviews® [Internet]. Seattle (WA): University of Washington, Seattle; 1993-2018. https://www.ncbi.nlm.nih.gov/books/NBK1267/.

50

Rhythm